EXHIBIT C

An organizational chart showing the relationship of each Exempt Wholesale Generator (EWG) or foreign utility company to associate companies in the holding-company system.

Exempt Wholesale Generators (EWGs):

1.	PITTSFIELD GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Beale Generating Company
JMC Altresco, Inc.
Altresco, Inc.
Pittsfield Generating Company, L.P.
Pittsfield Partners, Inc.
Pittsfield Generating Company, L.P.

2.	SELKIRK COGEN PARTNERS, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Beale Generating Company
JMC Selkirk Holdings, Inc.
JMC Selkirk, Inc.
Selkirk Cogen Partners, L.P.
JMCS I Holdings, Inc.
PentaGen Investors, L.P.
Selkirk Cogen Partners, L.P.

3.	LOGAN GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Eagle Power Corporation
Logan Generating Company, L.P.

4.	HERMISTON GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Larkspur Power Corporation
Hermiston Generating Company, L.P.

5.	MASSPOWER

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Beale Generating Company
Indian Orchard Generating Company, Inc.
MASSPOWER, L.L.C
MASSPOWER

6.	MILLENNIUM POWER PARTNERS L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
GenHoldings I, LLC
Osprey Power Corporation
Millennium Power Partners, L.P.
Magnolia Power Corporation
Millennium Power Partners, L.P.

7.	CEDAR BAY GENERATING COMPANY, Limited Partnership

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Raptor Holdings Company
Gray Hawk Power Corporation
Cedar Bay Cogeneration, Inc.
Cedar Bay Generating Company, Limited Partnership

8.	NORTHAMPTON GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Jaeger Power Corporation
Northampton Generating Company, L.P.

9.	SCRUBGRASS GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Falcon Power Corporation
Scrubgrass Generating Company, L.P.
Scrubgrass Power Corp.

10.	INDIANTOWN COGENERATION, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Power Company, LLC
Toyan Enterprises
Indiantown Cogeneration L.P.
Indiantown Project Investment Partnership L.P.

11.	ATHENS GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
GenHoldings I, LLC
Black Hawk Power Corporation
Athens Generating Company, L.P.
Peach I Power Corporation
Athens Generating Company, L.P.

12.	LA PALOMA GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
La Paloma Power Corporation
La Paloma Generating Company, LLC
National Energy Generating Holdings, Inc.
La Paloma Generating Company, LLC

13.	LAKE ROAD GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Peach IV Power Corporation
Lake Road Generating Company, L.P.
Black Hawk III Power Corporation
Lake Road Generating Company, L.P.

14.	MANTUA CREEK GENERATING COMPANY L.P.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Beech Power Corporation
Plover Power Corporation
Mantua Creek Generating Company L.P.

15.	OKEECHOBEE GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Okeechobee Power Corporation
Okeechobee Generating Company, LLC
National Energy Generating Holdings, Inc.
Okeechobee Generating Company, LLC

16.	USGEN NEW ENGLAND, INC.

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
USGen New England, Inc.

17.	DISPERSED GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Dispersed Power Corporation
Dispersed Generating Company, LLC

18.	LIBERTY GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Liberty Generating Corporation
Liberty Generating Company, LLC
National Energy Generating Holdings, Inc.
Liberty Generating Company, LLC

19.	BADGER GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Badger Power Corporation
Badger Generating Company, LLC
National Energy Generating Holdings, Inc.
Badger Generating Company, LLC

20.	MADISON WINDPOWER LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
San Gorgonio Power Corporation
Madison Windpower LLC

21.	COVERT GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
GenHoldings I, LLC
Covert Power Corporation
Covert Generating Company, LLC

22.	ATTALA GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Attala Power Corporation
Attala Generating Company, LLC

23.	HARQUAHALA GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
GenHoldings I, LLC
Harquahala Power Corporation
Harquahala Generating Company, LLC

24.	PLAINS END, LLC

PG&E Corporation
PG&E National Energy Group, LLC
National Energy & Gas Transmission, Inc.
NEGT Enterprises, Inc.
National Energy Holdings Corporation
National Energy Company, LLC
National Energy Generating Company, LLC
Dispersed Power Corporation
Plains End, LLC